EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    27-Mar-06                                                        31-Mar-06

    Distribution Date:       BMW Vehicle Owner Trust 2005-A           Period #
    25-Apr-06                ------------------------------                 13


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    BALANCES
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                                                                              Initial                   Period End
        Receivables                                                        $1,500,000,024             $891,790,133
        Reserve Account                                                        $7,194,411               $7,194,411
        Yield Supplement Overcollateralization                                $61,117,886              $36,327,342
        Overcollateralization                                                        $137               $7,776,188
        Class A-1 Notes                                                      $324,000,000                       $0
        Class A-2 Notes                                                      $457,000,000             $189,804,603
        Class A-3 Notes                                                      $361,000,000             $361,000,000
        Class A-4 Notes                                                      $264,507,000             $264,507,000
        Class B Notes                                                         $32,375,000              $32,375,000

    CURRENT COLLECTION PERIOD
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        Beginning Receivables Outstanding                                    $936,630,431
        Collections
            Principal Collections
                 Receipts of Scheduled Principal                              $26,096,987
                 Receipts of Pre-Paid Principal                               $18,019,043
                 Liquidation Proceeds                                            $514,798
                 Principal Balance Allocable to Gross Charge-offs                $209,470
            Total Principal Reduction                                         $44,840,298

            Interest Collections
                 Receipts of Interest                                          $2,945,780
                 Servicer Advances                                                     $0
                 Reimbursement of Previous Servicer Advances                     ($10,236)
                 Accrued Interest on Purchased Receivables                             $0
                 Recoveries                                                      $144,194
                 Net Investment Earnings                                          $27,932
            Total Interest Collections                                         $3,107,670

        Total Collections                                                     $47,738,499

        Ending Receivables Outstanding                                       $891,790,133

    SERVICER ADVANCE AMOUNTS
    -------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Unreimbursed Previous Servicer Advance                  $182,643
        Current Period Servicer Advance                                                $0
        Current Reimbursement of Previous Servicer Advance                       ($10,236)
        Ending Period Unreimbursed Previous Servicer Advances                    $172,407

    COLLECTION ACCOUNT
    -------------------------------------------------------------------------------------------------------------------------------

        Deposits to Collection Account                                        $47,738,499

        Distribution Amounts Due
            Servicing Fees Due                                                   $780,525
            Class A Noteholder Interest Distribution Due                       $2,866,962
            First Priority Principal Distribution Due                          $2,236,756
            Class B Noteholder Interest Distribution Due                         $119,518
            Second Priority Principal Distribution Due                        $32,375,000
            Reserve Account Deposit Due                                                $0
            Regular Principal Distribution Due                                 $7,776,188
            Unpaid Trustee Fees Due                                                    $0

            Amounts Paid to the Servicer                                         $780,525
            Amounts Deposited into Note Distribution Account                  $45,374,424
            Amounts Deposited into Reserve Account                                     $0
            Excess Funds Released to Depositor                                 $1,583,549
        Total Distributions from Collection Account                           $47,738,499


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    EXCESS FUNDS RELEASED TO THE DEPOSITOR
    --------------------------------------------------------------------------------------------------------------------------------
            Release from Reserve Account                                         $0
            Release from Collection Account                              $1,583,549
        Total Excess Funds Released to the Depositor                     $1,583,549

    NOTE DISTRIBUTION ACCOUNT
    --------------------------------------------------------------------------------------------------------------------------------

        Amount Deposited from the Collection Account                    $45,374,424
        Interest Distribution to Noteholders                             $2,986,480
        Principal Distribution to Noteholders                           $42,387,944
        Amount Deposited from the Reserve Account                                $0
        Amount Paid to Noteholders                                      $45,374,424

    DISTRIBUTIONS
    --------------------------------------------------------------------------------------------------------------------------------

        Interest Distributable Amount                                   Current Int          Per $1,000
        Class A-1 Notes                                                          $0               $0.00
        Class A-2 Notes                                                    $708,187               $3.05
        Class A-3 Notes                                                  $1,215,367               $3.37
        Class A-4 Notes                                                    $943,408               $3.57
        Class B Notes                                                      $119,518               $3.69

        Monthly Principal Distributable Amount                      Current Payment      Ending Balance     Per $1,000     Factor
        Class A-1 Notes                                                          $0                  $0          $0.00      0.00%
        Class A-2 Notes                                                 $42,387,944        $189,804,603        $182.56     81.74%
        Class A-3 Notes                                                          $0        $361,000,000          $0.00    100.00%
        Class A-4 Notes                                                          $0        $264,507,000          $0.00    100.00%
        Class B Notes                                                            $0         $32,375,000          $0.00    100.00%

    CARRYOVER SHORTFALLS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                             Prior
                                                                        Period Carryover          Current Payment        Per $1,000
        Class A-1 Interest Carryover Shortfall                                   $0                       $0                $0
        Class A-2 Interest Carryover Shortfall                                   $0                       $0                $0
        Class A-3 Interest Carryover Shortfall                                   $0                       $0                $0
        Class A-4 Interest Carryover Shortfall                                   $0                       $0                $0
        Class B Interest Carryover Shortfall                                     $0                       $0                $0


    RECEIVABLES DATA
    --------------------------------------------------------------------------------------------------------------------------------

                                                                   Beginning Period            Ending Period
        Number of Contracts                                                  48,528                   46,819
        Weighted Average Remaining Term                                       41.52                    40.59
        Weighted Average Annual Percentage Rate                               4.28%                    4.27%

        Delinquencies Aging Profile End of Period                     Dollar Amount               Percentage
            Current                                                    $828,060,869                   92.85%
            1-29 days                                                   $51,705,822                    5.80%
            30-59 days                                                   $9,104,890                    1.02%
            60-89 days                                                   $1,708,838                    0.19%
            90-119 days                                                    $332,008                    0.04%
            120+ days                                                      $877,706                    0.10%
            Total                                                      $891,790,133                  100.00%
            Delinquent Receivables +30 days past due                    $12,023,442                    1.35%

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
        Write-offs
            Gross Principal Write-Offs for Current Period                  $209,470
            Recoveries for Current Period                                  $144,194
            Net Write-Offs for Current Period                               $65,275

            Cumulative Realized Losses                                   $2,207,023


        Repossessions                                                 Dollar Amount          Units
            Beginning Period Repossessed Receivables Balance             $1,686,996             62
            Ending Period Repossessed Receivables Balance                $1,939,228             66
            Principal Balance of 90+ Day Repossessed Vehicles              $249,504             10


    YIELD SUPPLEMENT OVERCOLLATERALIZATION
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        Beginning Period Required Amount                                $38,024,695
        Beginning Period Amount                                         $38,024,695
        Current Distribution Date Required Amount                       $36,327,342
        Current Period Release                                           $1,697,353
        Ending Period Amount                                            $36,327,342
        Next Distribution Date Required Amount                          $34,666,059

    RESERVE ACCOUNT
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                 $7,194,411
        Beginning Period Amount                                          $7,194,411
        Net Investment Earnings                                             $27,932
        Beginning Period Required Amount                                 $7,194,411
        Current Period Deposit Amount Due                                        $0
        Current Period Deposit Amount Paid From Collection Accoun                $0
        Current Period Release to Note Distribution Account                      $0
        Ending Period Required Amount                                    $7,194,411
        Current Period Release to Depositor                                      $0
        Ending Period Amount                                             $7,194,411


    OVERCOLLATERALIZATION
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Amount                                          $8,531,190
        Ending Period Target Credit Enhancement OC Amount                $7,776,188
        Ending Period Amount                                             $7,776,188
        Current Period Release                                             $755,002
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